                                                                   EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                                       FOR

                TENDER OF 11 1/2% SENIOR NOTES DUE 2009, SERIES A

                                 IN EXCHANGE FOR

                     11 1/2% SENIOR NOTES DUE 2009, SERIES B

                          CAPROCK COMMUNICATIONS CORP.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
____________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE
--------------------------------------------------------------------------------

                          DELIVER TO THE EXCHANGE AGENT

                           BY REGISTERED OR CERTIFIED
                        MAIL, HAND OR OVERNIGHT COURIER:

               Chase Manhattan Trust Company, National Association
                         1650 Market Street, Suite 5210
                             Philadelphia, PA 19103
                ATTN: Stephen Schaaf, Corporate Trust Department

                                  BY FACSIMILE:

                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (215) 568-1449

                              CONFIRM BY TELEPHONE:

                                 (215) 988-1320

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
          ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
      OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD
        BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


         The undersigned hereby acknowledges receipt and review of the Prospectus dated __________, 1999 (the "Prospectus") of CapRock Communications Corp. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 11 1/2% Senior Notes due 2009, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 11 1/2% Senior Notes due 2009, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a Holder of Old Notes either if original Old Notes are to be forwarded herewith or if delivery of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption.

         "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction
2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         In the following table, list the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                           (1)                                   (2)                 (3)                   (4)
                 NAME(S) AND ADDRESS(S)                                           PRINCIPAL
            OF REGISTERED OLD NOTE HOLDER(S)                                        AMOUNT              PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTES (PLEASE FILL IN    REGISTERED         REPRESENTED BY           AMOUNT
                        IF BLANK)                             NUMBERS*             NOTE(S)             TENDERED**
----------------------------------------------------------------------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------
                                                           TOTAL
----------------------------------------------------------------------------------------------------------------------


*        Need not be completed by book-entry Holders.

** Unless otherwise indicated, any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THIS ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Tendering Institution:
                                       -----------------------------------------

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name(s) of Registered Holder(s) of Old Notes:
                                                      --------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Window Ticket Number (if available):
                                             -----------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                               -----------------

         Account Number (if delivered by book-entry transfer):
                                                              ------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes in the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns, and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

         The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties unrelated to the Company by the staff of the Securities and Exchange Commission (the "Commission") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any person receiving such New Notes, whether or not such person is the Holder thereof (other than any broker-dealer, as set forth below, and any such Holder or other person which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of business of such Holder or such other person and such Holder or other person is not engaged in, has no intention to engage in, and has no arrangement or understanding with any person to participate in the distribution of such New Notes. By acceptance of the Exchange Offer, the undersigned hereby represent(s) to the Company that (i) any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, (ii) if the undersigned or any such other person is not a broker-dealer, then neither the undersigned nor any such other person is engaged in or intends to engage in a distribution of such New Notes,
(iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes, and (iv) neither the Holder nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

         If the undersigned or the person receiving the New Notes is a broker-dealer that is receiving New Notes for its own account in exchange for Old Notes, the undersigned hereby represents to the Company that such Old Notes were acquired in the ordinary course of business as a result of market-making activities or other trading activities and the undersigned hereby acknowledges that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned or the person receiving the New Notes is participating in the Exchange Offer for the purpose of distributing the New Notes (i) the undersigned or such person cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, and (ii) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company.

         If the undersigned or the person receiving the New Notes is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that the New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act and compliance with the prospectus delivery requirements of the Securities Act or an exemption therefrom.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense to the undersigned, at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

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                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:


Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                         (Complete Substitute Form W-9)


[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:


--------------------------------------------------------------------------------
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED
                                     HEREBY

                   (Complete Accompanying Substitute Form W-9)


--------------------------------------------------------------------------------
                                                                            DATE


--------------------------------------------------------------------------------
                                                                            DATE

--------------------------------------------------------------------------------
                         AREA CODE AND TELEPHONE NUMBER

--------------------------------------------------------------------------------

         The above lines must be signed by the registered Holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          MEDALLION SIGNATURE GUARANTEE

                         (If Required By Instruction 5)


Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                     (TITLE)


--------------------------------------------------------------------------------
                                 (NAME OF FIRM)


--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)


Date:___________________________________________________________________, 19____

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS

                           (See Instructions 5 and 6)

         To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver New Notes and/or Old Notes to:

Name:
     ---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, the Letter of Transmittal (or facsimile hereof) together with the certificates representing the Old Notes (or a Book-Entry Confirmation) in proper form for transfer, will be received by the Exchange Agent and (iii) the properly completed and executed Letter of Transmittal (or facsimile thereof) as well as the certificates for all physically tendered shares of Old Notes, in proper form for transfer, or Book-Entry Confirmation as the case may be, and all other documents required by this Letter must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

         Any Holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m, New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

         3. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial Holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes, for the principal amount of Old Notes not tendered, and New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the Holder of the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

         6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person, other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payer) with its correct taxpayer identification number ("TIN") which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         11. NO CONDITIONAL TENDER. No alternative conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Exchange Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to



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

have accepted tendered Old Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF TOGETHER WITH THE OLD NOTES WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

          TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 8) PAYER'S NAME: CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                                   SUBSTITUTE
                                    FORM W-9
                           Department of the Treasury
                            Internal Revenue Service


                          Payer's Request for Taxpayer
                          Identification Number (TIN)

--------------------------------------------------------------------------------
Part I: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
--------------------------------------------------------------------------------
Part II: For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer on Identification Number on Substitute Form W-9 and complete as instructed.
--------------------------------------------------------------------------------
Part III: Awaiting TIN [ ]
--------------------------------------------------------------------------------
                           Social Security Number OR
                         Employer Identification Number

                         -----------------------------
--------------------------------------------------------------------------------
CERTIFICATION. Under penalty of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

(3) Any other information provided on this form is true, correct and complete.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature ____________________________________ Date __________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all payments with respect to the Old Notes or the New Notes made to me thereafter will be withheld until I provide a number.

Signature ____________________________________ Date __________________________



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